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                                                                    EXHIBIT 10.3


                      [ON DELOITTE & TOUCHE LLP LETTERHEAD]


INDEPENDENT AUDITORS' REPORT


Board of Directors
DaimlerChrysler Corporation
Auburn Hills, Michigan

We have audited the accompanying consolidated balance sheet of DaimlerChrysler Corporation and consolidated subsidiaries ("the Company") as of December 31, 1999 and 1998, and the related consolidated statements of income and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Chrysler Financial Company L.L.C. (a consolidated subsidiary) for the year ended December 31, 1999, which statements reflect total assets and total revenues constituting 39% and 5%, respectively, of the related consolidated totals for that year. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Chrysler Financial Company L.L.C. for the year ended December 31, 1999, is based solely on the report of such other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, such consolidated financial statements present fairly, in all material respects, the financial position of DaimlerChrysler Corporation and its consolidated subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP

February 2, 2000